Exceptional items	12 Months Ended
Jun. 30, 2024
Exceptional items
Exceptional items
6	Exceptional items

	2024	2023	2022
	£’000	£’000	£’000
Costs related to strategic review and share sale agreement with Trawlers Limited	(34,574)	—	—
Compensation for loss of office	(12,334)	—	(23,827)
Football League pension scheme deficit (Note 29)	(870)	—	(865)
	(47,778)	—	(24,692)

On 22 November 2022, the Company announced intentions to explore strategic alternatives for the club and on 24 December 2023, the Company entered into a transaction agreement with Trawlers, an entity solely owned by Sir Jim Ratcliffe (together with Trawlers, the “Offerors”), and the holders of the Company’s Class B ordinary shares identified therein (the “Sellers”). Pursuant to the transaction agreement, and upon the terms and subject to the conditions thereof, the Offerors commenced a tender offer (the “Offer”) to purchase up to 13,237,834 of the Company’s Class A ordinary shares, at a price of $33.00 per share (the “Offer Price”). Pursuant to the transaction agreement, Trawlers also agreed to (i) purchase 25.0% of the Company’s issued and outstanding Class B ordinary shares from the Sellers at the Offer Price (the “Seller Shares”), and (ii) subscribe for (a) an additional 1,966,899 of the Company’s Class A ordinary shares and 4,093,707 of the Company’s Class B ordinary shares, at the Offer Price, for an aggregate subscription price of $200 million, on the business day immediately following the expiration time of the Offer (the “Closing”) (the “Closing Subscription Shares”), and (b) an additional 983,450 of the Company’s Class A ordinary shares and 2,046,854 of the Company’s Class B ordinary shares, at the Offer Price, for an aggregate subscription price of $100 million, on or prior to 31 December 2024. On 20 February 2024, Trawlers accepted for payment the full number of Class A ordinary shares subject to the Offer, and completed the purchase of the Seller Shares and the Closing Subscription Shares. Exceptional items for the year ended 30 June 2024 comprise costs related to this transaction including legal and professional costs and compensation for loss of office charges for changes in management as a result of this transaction.

The Football League pension scheme deficit reflects the present value of the additional contributions the Group is expected to pay to remedy the revised deficit of the scheme pursuant to the latest triennial actuarial valuation.

In the year ended 30 June 2022, compensation paid for loss of office relates to amounts payable to former men’s first team managers, certain members of the playing, coaching and scouting staff and certain non-playing staff.

6Exceptional items (continued)

(i)	Accounting policy

Exceptional items are disclosed separately in the financial statements where it is necessary to do so to provide further understanding of the financial performance of the Group. They are material items of income or expense that have been shown separately due to the significance of their nature or amount.